OWENS REALTY MORTGAGE, INC.

Driving Performance & Maximizing Stockholder Value

June 27, 2018

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

IMPORTANT NOTICE:

This presentation contains forward-looking statements, within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All such forward-looking statements are intended to be subject to the safe harbor and other protections provided by the Reform Act and applicable securities laws. The forward-looking statements included in this presentation reflect Owens Realty Mortgage, Inc.'s ("ORM's" or the "Company's") current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ORM's actual results to differ significantly from those expressed in any forward-looking statement and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Statements regarding the following subjects, among others, may be forward-looking: ORM's business and investment strategy; projected dividend yields; ORM's projected expenses and operating results; ORM's projected capital expenditures and construction related expenses; economic, demographic, lending or real estate developments in ORM's markets; early terminations of or non-renewal of leases by ORM's tenants; ORM's ability to obtain financing arrangements; general volatility of the markets in which ORM participates; construction progress and completion dates, permit, entitlement, zoning and other property related approvals, expected real estate planning and policies of city, county, state, and other regional municipalities, including zoning, land annexation, and building and development approvals, expected listing and sale dates, occupancy rates and dates, and marketability of ORM's real estate assets; ORM's ability to qualify and maintain ORM's qualification as a REIT; market trends in ORM's industry, including interest rates, real estate values, vacancy and absorption rates, lease rates, land, residential and commercial property statistics, regional population and income growth, or the general economy; and statements about ORM's current expectations, plans, strategies, prospects, beliefs, targets, assumptions, and forecasts. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "approximate," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not guarantee the assumptions underlying such forward-looking statements and does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (the "SEC"). Copies are available on the SEC's website at www.sec.gov. Investors are encouraged to read the following presentation in conjunction with our periodic reports including, without limitation, the Risk Factors section in the Annual Report on Form 10-K for the year ended December 31, 2017. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

TABLE OF CONTENTS

COMPANY OVERVIEW

Owens Realty Mortgage, Inc. is a specialty finance REIT that focuses on the origination, investment and management of small-balance and middle-market commercial real estate loans. In May 2013, ORM completed a reorganization into a publicly-traded REIT

Provides customized, short-term acquisition and transition capital to commercial real estate investors that require speed and flexibility

Invests in US-based commercial real estate loans ranging from $500K to $20M in value for terms of 1-3 years and rates ranging 7%-10% (fixed, hybrid and floating)

Externally managed by Owens Financial Group, Inc., a specialized commercial real estate management company that has originated, serviced and managed alternative commercial real estate investments since 1951

EXECUTIVE SUMMARY

Strategy Execution	• ORM is in transition: decreasing real estate assets and increasing loan portfolio • ORM decreased Management Fee following a 9-month review of strategic alternatives • ORM is closing the gap between our NAV and stock price
Delivering Stockholder Value	• ORM outperformed its Peer Median and the SNL US REIT Index in Total Shareholder Return since public listing by 93 percentage points ("ppts") and 69.4ppts, respectively • ORM repurchased approximately $36.2 million of its stock since its public listing • ORM paid out ~$17 million in cash dividends, as of 4/30/18
Highly Qualified Board & Strong Corporate Governance	• Bryan Draper and James Kessler have significant finance, real estate, and commercial lending experience • Board is 66.7% independent, and with management has a combined 4.48% ownership interest and is heavily vested in ORM's success • Board adopted several key governance enhancements, including a Board Diversity Policy, majority voting, and a non-executive Chairman
Dissident Group: Short-term Mentality & Intentions Would Destroy Value	× The Hovde Group's plan leads to **LIQUIDATION** of the Company, destroying stockholder value × The Hovde Group is short-term focused, and intends to sell its shares in a year or less and even sold 10,000 shares less than a month ago × Despite many misrepresentations of facts by the Hovde Group, the Board repeatedly made efforts to reach a reasonable settlement and avoid a distracting proxy fight

PROTECT YOUR INVESTMENT—VOTE ON THE WHITE PROXY CARD TODAY

✓ BRYAN DRAPER

✓ JAMES KESSLER

OWENS REALTY MORTGAGE, INC.

Strategy Execution

OWENS IS AMID A SIGNIFICANT POSITIVE TRANSITION

We are executing the transition strategy according to plan, despite significant constraints

- Following the financial crisis, we held an illiquid real estate portfolio due to borrower defaults
- The Board later approved the REIT conversion in order to provide liquidity for LPs and to provide the opportunity to resume commercial mortgage lending activities, with the goal of increasing monthly income and distributions to stockholders
- The Board's strategy was to:
  - Develop, reposition, and enhance real estate assets to maximize yield and marketability
  - Increase liquidity for commercial lending activities through strategic disposition of real estate assets based on property status, market conditions, and REIT tax considerations

OWENS IS AMID A SIGNIFICANT POSITIVE TRANSITION

We are executing the transition strategy according to plan despite significant constraints

- We have sold a significant portion of our real-estate assets and expect the disposition of remaining real estate assets to be complete by the end of 2019
  - We must sell the Real Estate portfolio according to REIT tax rules to avoid incurring tax penalties
- We are reinvesting the proceeds of the real estate sales into the Commercial Loan Investment Portfolio
  - Driving cash flow to support consistent dividend growth

SIGNIFICANT COMPETITIVE ADVANTAGES

Origination and asset management expertise provide significant speed and flexibility advantages.



STRONG BRAND RECOGNITION IN SBC
EXPERIENCED MANAGEMENT TEAM
FLEXIBLE & CREATIVE INVESTMENT STRUCTURES
DIRECT ORIGINATION & SERVICING
FAST FUNDING CAPABILITIES
DEEP RELATIONSHIPS

STRATEGIC HIGHLIGHTS

Long-term focus on delivering a consistent, competitive risk-adjusted yield to stockholders

Grow Commercial Loan Investment Portfolio

- Capitalize on strong real estate market fundamentals and growing demand for fast and flexible capital solutions
- Focus primarily on first lien positions, targeting 300bp spread between our cost of borrowing and rate on loans based on historic averages

Reinvest Proceeds from Disposition of Real Estate Assets

- Target to substantially complete disposition of real estate assets by the end of 2019
- Reinvest proceeds into portfolio growth

Utilize Incremental Leverage to Finance Growth

- Target 1x-2x stockholder equity
- Maintain and improve balance sheet capacity and flexibility

Drive Cash Flow to Support Consistent Dividend Growth

- Pro forma dividend yield ~ 8.0% at 1x leverage based on the Conservative Estimates (see next slide)
- Long-term opportunities to increase leverage up to 2x resulting in a marked increase in pro forma dividend yield

GROWING DIVIDEND YIELD

Opportunity to increase leverage up to 2x resulting in a marked increase in pro forma dividend yield*

Pro Forma Loan Portfolio Leverage and Return Analysis

Conservative Estimates

Description		1.0x Debt/Equity		1.5x Debt/Equity		2.0x Debt/Equity
I. Balance Sheet ($M)						
Equity capital base		220	$	220	$	220
Secured bank borowings		220		330		440
Cash Reserves		7		7		7
Target CRE loan portfolio	$	433	$	543	$	653
Net income	$	15.9	$	18.4	$	20.8
Dividend yield		8.0%		9.3%		10.5%
Net return on equity		7.2%		8.3%		9.5%

Target Estimates

Description		1.0x Debt/Equity		1.5x Debt/Equity		2.0x Debt/Equity
I. Balance Sheet ($M)						
Equity capital base		220	$	220	$	220
Secured bank borowings		220		330		440
Cash Reserves		7		7		7
Target CRE loan portfolio	$	433	$	543	$	653
Net income	$	20.3	$	23.8	$	27.3
Dividend yield		10.2%		12.0%		13.8%
Net return on equity		9.2%		10.8%		12.4%

Assumptions

1. Assumes refinance of current debt facilities into industry standard lines of credit commensurate with current peer-like structures
2. The conservative estimate assumes a 1.0% loan loss factor
3. The target estimate assumes a 0.0% loan loss factor, reflecting the historical loan loss percentage (1988-2009)

ORM'S REASONABLE RISK/RETURN PROFILE RESULTS IN LEVERAGE SIGNIFICANTLY LOWER THAN PEERS


Debt to Equity (multiples)
4
3.5
3
2.5
2
1.5
1
0.5
0
0.2x
2.6x
3.1x
3.1x
3.4x
3.2x
ORM
ABR
ACRE
LADR
SLD
STAR

* Pro forma based on recent equity raise
Source: ORM Commercial Mortgage REIT Market Updated 6/25/18

OWENS REALTY MORTGAGE, INC.

Delivering Stockholder Value

DELIVERING STOCKHOLDER RETURNS


ORM Outperformed Peers and SNL US REIT Index Since
2013 Public Listing* by 93ppts and 69.4ppts, respectively.
1.5
1.2
0.9
0.6
0.3
0
-0.3
-0.6
7/1/13
7/1/14
7/1/15
7/1/16
7/1/17
ORM TSR
Peer Median
SNL US REIT INDEX

*Through May 9, 2018 (the day before the Hovde Group's first public letter).

Source: Factset; peer group comprised of Arbor Realty Trust, Ares Commercial Real Estate, Ladder Capital Corp., Sutherland Asset Management Corp., and iStar Inc.

DELIVERING STOCKHOLDER RETURNS



ORM Outperformed Peers and SNL US REIT Index on a 3 -Year Basis* by 38.1ppts and 21.4ppts, respectively.
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
05/08/15
05/08/16
05/08/17
ORM
Peer Median
SNL US REIT INDEX

*Since May 8, 2015 through May 9, 2018 (the day before the Hovde Group's first public letter)

Source: Factset; peer group comprised of Arbor Realty Trust, Ares Commercial Real Estate, Ladder Capital Corp., Sutherland Asset Management Corp., and iStar Inc.

INCREASING DIVIDENDS



Dividends Per Share 5-Year CAGR
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
31.2%
7.3%
0.6%
-6.9%
ORM
ABR
ACRE
SLD

* Excludes LADR and STAR. Neither company paid dividends in FY2013.

Repurchasing Shares

REPURCHASED
~$36.2MM
OF STOCK

REPRESENTING
~ 2.2MM
SHARES

SINCE PUBLIC LISTING

Future Repurchases

COMMITTED TO REPURCHASING AN ADDITIONAL

$8.2MM OF STOCK THROUGH STOCK REPURCHASE PLAN

Increasing the Dividend



100%↑
$0.10 PER SHARE
$0.16 PER SHARE
$0.20 PER SHARE
Q4 2017
Q1 2018
Q2 2018

Paying Dividends

PAID

$1.64

IN DIVIDENDS PER SHARE SINCE PUBLIC LISTING

OWENS REALTY MORTGAGE, INC.

Highly Qualified Board & Strong Corporate Governance

EFFECTIVE BOARD LEADERSHIP

Our Board and Management remain significant stockholders of the Company owning a combined 4.48% of outstanding shares.

	Public Company	Finance / Accounting	Real Estate	Commercial Lending	Corporate Governance
Bryan Draper	✓	✓	✓	✓	
James Kessler	✓	✓	✓	✓	✓
Ann Marie Mehlum	✓	✓	✓	✓	✓
William Owens	✓	✓	✓	✓	
Dennis Schmal	✓	✓	✓	✓	✓
Gary Wallace	✓	✓	✓	✓	✓

ORM's Board and management have bought shares in the Company during 8 of the 11 open trading windows since the Company's public listing on July 1, 2013

PERMANENT MANAGEMENT FEE REDUCTION

Summary of Management Fee reductions:

- In November 2015, prior to Hovde Group's submission of nominees, the Compensation Committee engaged leading independent advisors, FTI Consulting to conduct an analysis of the Management Fee
- From July 1, 2017 through March 31, 2018, based on the results of a thorough review by the Compensation Committee, the Management Fee was reduced on an interim basis
- On March 31, 2018, the Compensation Committee and Manager agreed to permanently reduce the Management Fee to 1.5% of stockholders' equity, eliminated servicing fee & compensation reimbursement, and loan fee sharing
- The Q1 2018 Management Fee is 22.2% less than Q1 2017
- ORM's Management Fee Logic is in-line with peer group (see Appendix)

PERMANENT MANAGEMENT FEE REDUCTION (cont.)

Second lowest among its Peer Group.


Last Quarter's Management Fee
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
ORM
ABR
ACRE
LADR
SLD
STAR

GOVERNANCE ENHANCEMENTS

Your Board and Management are committed to Corporate Governance Best Practices and have demonstrated their commitment through a series of governance enhancements:

- Adopted Board Diversity policy
- Adopted Majority voting standard in uncontested elections
- Adopted Director and Officer Stock Ownership/Retention Guidelines
- Adopted Anti-Hedging and Anti-Pledging policies
- Bill Owens stepped down as Chairman and assumed the role of Executive Chairman Emeritus
- Former Lead Independent Director, Dennis Schmal now serves as independent Chairman of the Board
- Appointed independent director Ann Mehlum to the Board
- Increased Board independence – 4 out of 6 (66.7%) directors are independent

VOTE FOR YOUR HIGHLY QUALIFIED DIRECTORS



✓ **Bryan Draper**

Mr. Draper has served as the President and Chief Executive Officer of Owens Realty Mortgage, Inc. since January 2016 and is responsible for the overall activities and operations of the Company, including loan investments, operating policy and planning. In addition, Mr. Draper has served as a director of Owens Realty Mortgage, Inc. since its May 2013 merger with OMIF. From August 2012 through December 2015, Mr. Draper served as Chief Financial Officer and Secretary. He has also been the Chief Financial Officer and Corporate Secretary of Owens Financial Group, Inc. since December 1987 and a member of the Board of Directors of Owens Financial Group, Inc. since January 1997. Mr. Draper received a Master's degree in business administration from the University of Southern California in 1981 and is a certified public accountant.



✓ **James Kessler**

Mr. Kessler has been a member of the board of directors of Owens Realty Mortgage, Inc. since May 2013. He has been the President of Stonehenge Property Group, a private real estate development and advisory services company, since its inception in August 2005. From January 2004 to July 2005, he was the founder and principal of Highland Development Company, a retail acquisition and development company. From April 2002 to October 2003, Mr. Kessler served as the Chief Operation Officer of ScanlanKemperBard Companies, a private real estate investment firm. From July 1999 to February 2002, he served as the Chief Development Officer of Federal Realty Investment Trust, a publicly traded REIT. From December 1989 to July 1999, Mr. Kessler was the Chief Development Officer of Burnham Pacific Properties/The Martin Group, a publically traded REIT. From 1985 to December 1989, he served as the Director of Marketing of Transpacific Development, a private real estate development and management company. Mr. Kessler received his bachelor's degree in business administration and management from Golden Gate University in 1981.

Messrs. Draper and Kessler together own approximately 1.60% of the Company.

Hovde Group: Short-term Mandate Could Destroy Your Investment

THE HOVDE GROUP'S SHORT-TERM MINDSET AND PLAN WILL DERAIL OUR PROGRESS AND DESTROY LONG-TERM VALUE

The Hovde Group's real goal is to **liquidate** ORM, destroying value:

- The Hovde Group's campaign is based on one ultimate theme: reckless share repurchases which will lead to liquidation
- **Liquidation** would destroy value for stockholders

The Hovde Group's misunderstandings and misstatements about ORM demonstrate a lack of familiarity with the Company:

- The Hovde Group asserts that the Company should eliminate the discount to book value through aggressive share repurchases, potentially resulting in **liquidation**
- The Hovde Group ignores the fee reduction to falsely claim that the Management Fee is excessive

The Hovde Group dismissed multiple reasonable settlement offers, likely in pursuit of single-theme of liquidation:

- Company tried to work with the Hovde Group constructively for a long period
- Company made several reasonable offers, permitting the Hovde Group to have direct input in designating a director
- The Hovde Group dismissed all offers and requested to be bought-out at an 18% premium or through a Dutch tender offer so that it can expedite selling out of the Company

The Hovde Group has made it clear on several occasions that it plans to sell its shares ***within the next year****. In fact, the Hovde Group sold 10,000 shares on May 31, 2018!*

THE HOVDE GROUP ENGAGEMENT TIMELINE

7/13/17
Company pays $0.10 dividend

10/13/17
Company pays $0.10 dividend

1/13/18
Company pays $0.10 dividend

3/13/18
Company announces increased dividend of $0.16

November 2015
Company engages FTI Consulting to perform management fee analysis

6/13/17
Board announces $10 million stock repurchase program

August 2017
Board begins process to improve governance, including Board diversity

8/8/17
Company announces reduced management fee structure

12/29/17
Company enters into a settlement with Freestone

1/5/18
Eric Hovde contacts management indicating that he intends to nominate directors at 2018 AGM

1/9/18
Company sends Steven Hovde and James Hua director nominee questionnaires

1/17/18
Eric Hovde discloses his concerns with the Company's business and stock performance for first time

3/13/18
Company adopts $10 million stock repurchase plan, increases dividend

Your Board has proactively implemented a plan to execute its strategy, return capital to stockholders, and enhance governance since before the Hovde Group's campaign started

THE HOVDE GROUP ENGAGEMENT TIMELINE (cont'd)

3/16/18 & 3/30/18
Nominating & Corporate Governance Committee interviews James Hua and Steven Hovde

4/3/18
Company announces permanent reduction to Management Fee as part of the previously announced process in 2017

4/4/18
Company proposes a settlement agreement to the Hovde Group to designate a new, female nominee to the board

4/11/18
The Hovde Group proposes that the Company pursue a Dutch tender offer. The Hovde Group states that it will either tender into the Dutch tender offer or sell its stake soon thereafter

4/18/18
The Hovde Group proposes that the Company buy out Hovde Group's shares at an 18% premium to that day's stock price; reiterates Dutch tender offer proposal to expedite the sale of shares

4/24/18
The Hovde Group rejects Company's Settlement offer

4/25/18
Company increases the dividend to $0.20

5/7/18
Company approves Board Gender & Diversity policy, majority voting standard, and anti-pledging policy as part of the previously announced process in 2017

5/8/18
The Hovde Group issues an open letter to shareholders stating its intention to nominate Steve Hovde and James Hua

5/31/18
The Hovde Group sells 10,000 shares

Your Board has proactively implemented a plan to execute its strategy, return capital to stockholders, and enhance governance since before the Hovde Group's campaign started.

SETTING THE RECORD STRAIGHT

The Hovde Group made several false claims in its proxy materials. Here is the **truth**:

The Hovde Group's False Claims	The Facts
× The Company should eliminate the discount to book value through aggressive share buybacks	✓ Aggressive buybacks would force a liquidation at a significant cost to stockholders
× The Management Fee is excessive	✓ We lowered our Management Fee in advance of the Hovde Group's involvement. The new Management Fee is less than our peer median
× ORM's Directors' interests are not aligned with stockholders	✓ ORM's Directors are vested in the Company's success and with managment own 4.48% of shares outstanding, the highest level among peers

THE HOVDE GROUP NOMINEES – UNFIT TO SERVE INTERESTS OF ALL STOCKHOLDERS

- **Steven Hovde – Lacks Bandwidth**
  - He is chairman and CEO of a full service investment bank; chairman of a full service real estate firm; owner of a bank holding company; director of two bank holding company boards and two of their subsidiary boards; and is a principal of a private investment fund that owns interests in ORM and is a member of the Hovde Group
  - He would be categorically over-boarded if these were all public company roles
  - Told us during interviews that he travels 20,000 miles a month
  - Failed to know how much of the Company the Hovde Group owns – when asked, he stated that the Hovde Group owned more than 2X the group's actual holdings

- **James Hua – Lacks Experience**
  - Limited public company experience (one board, of company in unrelated industry)
  - No meaningful history of employment by a company in ORM's industry
  - Primary experience appears to consist of private wealth management
  - 100% owner of Opal Advisors, member of the Hovde Group

THE HOVDE GROUP NOMINEES – UNFIT TO SERVE INTERESTS OF ALL STOCKHOLDERS

- **Your Board Conducted Extensive Interviews**
  - After extensive interviews, your Board remains concerned that the nominees, as owners of the Hovde Group, were singularly focused on driving strategies to sell the Hovde Group's shares as soon as possible
  - The Hovde Group subsequently asked for a buyout by ORM and offered to exit its position through or immediately after a Dutch tender offer
  - Indeed, the Hovde Group sold 10K shares less than one month ago (according to its own proxy statement)
  - Stockholders should question the misalignment of interests of the nominees with those of all ORM stockholders

- **Your Board Actively Tried to Avoid a Proxy Fight**
  - We tried to find a way for the Hovde Group to have meaningful director representation
  - In fact, we made a host of reasonable settlement proposals that would have permitted the Hovde Group to have direct input in selecting a director candidate to serve on your Board
  - The Hovde Group squarely rejected all offers

VOTE ON THE WHITE PROXY CARD TODAY

- The Board has a clear plan that the Company has been successfully executing since public listing
- Owens has been returning capital to stockholders through increasing dividends and share repurchases
- The Board has taken a number of significant steps to enhance the overall corporate governance, including permanently reducing the Management Fee and increasing Board diversity and independence
- The Company's nominees are best positioned and qualified to continue to execute on the strategic plan
- The Hovde Group is looking to exit its position in ORM as soon as possible and rejected every reasonable proposal the Company offered to avoid a proxy fight
- **Vote on the WHITE Proxy Card for Bryan Draper and James Kessler**

OWENS REALTY MORTGAGE, INC.

APPENDIX

PRO FORMA LOAN PORTFOLIO LEVERAGE AND RETURN ANALYSIS

Pro Forma Loan Portfolio Leverage and Return Analysis

Conservative Estimates						
Description		1.0x Debt/Equity		1.5x Debt/Equity		2.0x Debt/Equity
I. Balance Sheet: ($M)						
Equity capital base		220	$	220	$	220
Secured bank borowings		220		330		440
Cash Reserves		7		7		7
Target CRE loan portfolio	$	433	$	543	$	653
II. Income Statement: ($M)						
Interest income	$	34.7	$	43.5	$	52.3
Interest expense		(11.0)		(16.5)		(22.0)
Net interest income		**23.7**		**27.0**		**30.3**
Loan Fees		**1.3**		**1.6**		**2.0**
Less allowance for loan losses		(4.3)		(5.4)		(6.5)
Less management fees (1.5%)		(3.3)		(3.3)		(3.3)
Less G&A expenses		(1.4)		(1.5)		(1.6)
Net income	$	15.9	$	18.4	$	20.8
IV. Leverage Ratio						
Assumed leverage (D/E x)		1.0		1.5		2.0
V. Assumptions and Returns						
Shares outstanding		8.5				
Stockholder's Equity		25.88				
Discount to Book Value		0.9				
Price per share		23.29				
Net income per share		1.88		2.16		2.45
Income distribution ratio		1.00		1.00		1.00
Net income distribution per share		1.88		2.16		2.45
Dividend yield		8.0%		9.3%		10.5%
Net return on equity		7.2%		8.3%		9.5%

Target Estimates						
Description		1.0x Debt/Equity		1.5x Debt/Equity		2.0x Debt/Equity
I. Balance Sheet: ($M)						
Equity capital base		220	$	220	$	220
Secured bank borowings		220		330		440
Cash Reserves		7		7		7
Target CRE loan portfolio	$	433	$	543	$	653
II. Income Statement: ($M)						
Interest income	$	34.7	$	43.5	$	52.3
Interest expense		(11.0)		(16.5)		(22.0)
Net interest income		**23.7**		**27.0**		**30.3**
Loan Fees		**1.3**		**1.6**		**2.0**
Less allowance for loan losses		0.0		0.0		0.0
Less management fees (1.5%)		(3.3)		(3.3)		(3.3)
Less G&A expenses		(1.4)		(1.5)		(1.6)
Net income	$	20.3	$	23.8	$	27.3
IV. Leverage Ratio						
Assumed leverage (D/E x)		1.0		1.5		2.0
V. Assumptions and Returns						
Shares outstanding		8.5				
Stockholder's Equity		25.88				
Discount to Book Value		0.9				
Price per share		23.29				
Net income per share		2.38		2.80		3.22
Income distribution ratio		1.00		1.00		1.00
Net income distribution per share		2.38		2.80		3.22
Dividend yield		10.2%		12.0%		13.8%
Net return on equity		9.2%		10.8%		12.4%

Assumptions

1. Assumes refinance of current debt facilities into industry standard lines of credit commensurate with current peer-like structures

2.The conservative estimate assumes a 1.0% loan loss

3. The target estimate assumes a 0.0% loan loss factor, reflecting the historical loan loss percentage (1988-2009)

DISCLAIMERS:
Pro Forma Dividend Yield
The projected dividend yield in this presentation is meant to provide an estimated dividend yield range, for informational purposes only and is not a forecast of expected results.

OUR PUBLIC COMPANY PEERS

For purposes of comparing performance, the Company uses the following public company peers: Arbor Realty Trust, Ares Commercial Real Estate Corporation, Ladder Capital Corporation, Sutherland Asset Management, and iStar Inc. Peers were chosen based on portfolio mix and relative size.

ARBOR
Arbor Realty Trust, Inc.

iStar

LC
LADDER
CAPITAL

SUTHERLAND
Asset Management

ARES
COMMERCIAL REAL ESTATE CORPORATION

MANAGEMENT FEE LOGIC

Ticker	Company Name	Management Fee Logic
ORM	Owens Realty Mortgage, Inc.	(i) one-twelfth (1/12) multiplied by (ii) (a) 1.50% of the first $300,000,000 of the Company's Stockholders' Equity, and (b) 1.25% of the Stockholders' Equity that is greater than $300,000,000
ABR	Arbor Realty Trust	Logic not disclosed in 10Q. ABR internalized Management in May 2017.
ACRE	Ares Commerical Real Estate Corporation	The base management fee is equal to 1.5% of the Company's stockholders' equity per annum, which is calculated and payable quarterly in arrears in cash.
LADR	Ladder Capital Corp., Class A	Logic not disclosed in 10Q
SLD	Sutherland Asset Management Corp.	Manager is paid a management fee calculated and payable quarterly in arrears equal to 1.5% per annum of the Company's stockholders' equity (as defined in the Management Agreement) up to $500 million and 1.00% per annum of stockholders' equity in excess of $500 million.
STAR	iStar Inc.	Sum of 1.0% of SAFE's total equity up to $2.5 billion and 0.75% of SAFE's total equity in excess of $2.5 billion.